UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 27, 2016

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 27, 2016, EnteroMedics Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to that certain Executive Employment Agreement, dated May 21, 2007, by and between the Company and Greg S. Lea, as amended (the “Employment Agreement”). The Amendment was entered into in connection with the change in Mr. Lea’s position to the Company’s Chief Financial Officer and Chief Compliance Officer, as previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2016.

Pursuant to the Amendment, the Company agrees that the change in Mr. Lea’s duties with the Company from Chief Operating Officer to Chief Compliance Officer constitutes “Good Reason” under the Employment Agreement, and Mr. Lea agrees to give the Company at least 90 days’ prior written notice if he decides to terminate the Employment Agreement for Good Reason based on the change in duties and that the date of any separation for Good Reason as a result of the change in duties must occur between September 30, 2016 and January 1, 2017.

In consideration for Mr. Lea’s agreement to defer any decision to terminate the Employment Agreement, the Amendment provides that, for the purposes of his bonus under the Company’s 2015 Management Incentive Plan (the “Plan”), Mr. Lea shall be deemed to have achieved 100% of the corporate performance objectives and individual performance objectives under the Plan. Additionally, Mr. Lea will receive a 20% premium on his bonus for 2015. Finally, the Company has agreed to grant Mr. Lea fully vested incentive stock options in an amount to be determined by the Company’s Compensation Committee. The objectives and the terms of Mr. Lea’s bonus were previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on March 13, 2015 and updated objectives were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2015, each of which are incorporated herein by reference.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On February 2, 2016, the Company issued a press release to announce that Winthrop-University Hospital in Mineola, New York has become the first employer in the United States to add vBloc Therapy as an included benefit for its nearly 8,000 employees and their eligible spouses. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Executive Employment Agreement, dated May 21, 2007, by and between EnteroMedics Inc. and Greg S. Lea, dated January 27, 2016

99.1	Press Release dated February 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Chief Financial Officer and Chief Compliance Officer

Date: February 2, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to Executive Employment Agreement, dated May 21, 2007, by and between EnteroMedics Inc. and Greg S. Lea, dated January 27, 2016

99.1	Press Release dated February 2, 2016